UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2005

United Refining Company

(Exact name of registrant as specified in its charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania	16365
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (814) 726-4674

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 (a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 18, 2005, subsequent to the close of the fiscal quarter ended February 28, 2005, United Refining Company (the “Company”) was advised by BDO Seidman, LLP (“BDO”) (the independent registered public accounting firm for the Company) to review its application of generally accepted accounting principles with respect to inventory valuation for interim financial statements and therefore needed to restate its financial statements for the three months ended November 30, 2004 and 2003, the three and six months ended February 29, 2004, the three and nine months ended May 31, 2004 and the three months ended August 31, 2004 in order to record all refined product inventories using the first-in first-out (FIFO) cost, reduced by the LIFO reserve. The Company’s management believes the actions taken in the second quarter of fiscal 2005 have effectively addressed the issue identified by BDO.

The resulting restatements have no impact on cash flows. The restatements also affect only the interim quarterly financial statements and do not affect the Company’s year ended August 31, 2004 audited financial statements.

A summary of the periods affected is presented below:

	Three Months Ended February 29, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$326,965	$—	$326,965
Costs of goods sold	290,088	1,343	291,431

Gross profit	36,877	(1,343)	35,534
Operating expenses	30,634	—	30,634

Operating income	6,243	(1,343)	4,900
Other expenses	(5,364)	—	(5,364)

Income (loss) before income tax expense (benefit)	879	(1,343)	(464)
Income tax expense (benefit)	352	(541)	(189)

Net income (loss)	$527	$(802)	$(275)

	Six Months Ended February 29, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$657,780	$—	$657,780
Costs of goods sold	577,092	2,556	579,648

Gross profit	80,688	(2,556)	78,132
Operating expenses	61,341	—	61,341

Operating income	19,347	(2,556)	16,791
Other expenses	(11,000)	—	(11,000)

Income before income tax expense	8,347	(2,556)	5,791
Income tax expense	3,363	(1,030)	2,333

Net income	$4,984	$(1,526)	$3,458

	Three Months Ended November 30, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$426,053	$—	$426,053
Costs of goods sold	381,495	(3,050)	378,445

Gross profit	44,558	3,050	47,608
Operating expenses	31,481	—	31,481

Operating income	13,077	3,050	16,127
Other expenses	(6,030)	—	(6,030)

Income before income tax expense	7,047	3,050	10,097
Income tax expense	2,815	1,219	4,034

Net income	$4,232	$1,831	$6,063

	Three Months Ended November 30, 2003
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$330,815	$—	$330,815
Costs of goods sold	287,004	1,213	288,217

Gross profit	43,811	(1,213)	42,598
Operating expenses	30,707	—	30,707

Operating income	13,104	(1,213)	11,891
Other expenses	(5,636)	—	(5,636)

Income before income tax expense	7,468	(1,213)	6,255
Income tax expense	3,011	(489)	2,522

Net income	$4,457	$(724)	$3,733

	Three Months Ended May 31, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$374,320	$—	$374,320
Cost of Goods Sold	325,894	4,128	330,022

Gross profit	48,426	(4,128)	44,298
Operating expenses	30,751	—	30,751

Operating income	17,675	(4,128)	13,547
Other expenses	(5,694)	—	(5,694)

Income before income tax expense	11,981	(4,128)	7,853
Income tax expense	4,823	(1,662)	3,161

Net income	$7,158	$(2,466)	$4,692

	Nine Months Ended May 31, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$1,032,100	$—	$1,032,100
Costs of goods sold	902,986	6,684	909,670

Gross profit	129,114	(6,684)	122,430
Operating expenses	92,092	—	92,092

Operating income	37,022	(6,684)	30,338
Other expenses	(16,694)	—	(16,694)

Income income tax expense	20,328	(6,684)	13,644
Income tax expense	8,186	(2,692)	5,494

Net income	$12,142	$(3,992)	$8,150

	Three Months Ended August 31, 2004
	As Previously Reported	Restatement Adjustments	As Restated
Net sales	$456,837	$—	$456,837
Costs of goods sold	413,173	(6,684)	406,489

Gross profit	43,664	6,684	50,348
Operating expenses	32,169	—	32,169

Operating income	11,495	6,684	18,179
Other expenses	(13,028)	—	(13,028)

Income before income tax expense	(1,533)	6,684	5,151
Income tax expense	(786)	2,692	1,906

Net income	$(747)	$3,992	$3,245

For additional information reference is made to Exhibit 99.1 to this current report on Form 8-K which is incorporated herein by reference.

Management of the Company has determined that such inventory valuation issue necessitates restatement of the Company’s Form 10-Q for the fiscal quarter ended November 30, 2004, and therefore has concluded that the previously issued financial statements in the Form 10-Q for the fiscal quarter ended November 30, 2004 should no longer be relied upon for the above-described reasons.

The Company has received from its independent registered public accounting firm, a letter addressed to the Commission stating that they agree with the statements made in the response to this Item 4.02, which can be found in Exhibit 99.4

The restated consolidated financial statements for the fiscal quarter ended November 30, 2004 and 2003 will be filed in an amended Form 10-Q as soon as practicable.

Item 8.01. Other Events

On April 20, 2005, United Refining Company (the “Company”) issued a press release announcing second fiscal quarter 2005 operating results. On April 21, 2005 the Company issued a press release providing additional information on the second fiscal quarter 2005 operating results. The foregoing is qualified by reference to such press releases which are filed as Exhibit 99.1 and 99.3 to this current report on Form 8-K and are incorporated by reference.

On April 20, 2005, United Refining Company (the “Company”) issued a press release announcing an increase in its bank credit facility from $75 million to $100 million pursuant to Amendment No. 6 dated April 19, 2005 to its Credit Agreement. The foregoing is qualified by reference to such Amendment which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference and to the press release which is filed as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Amendment No. 6 to Credit Agreement dated April 19, 2005 by and among United Refining Company (“URC”), United Refining Company of Pennsylvania (“URCP”), Kiantone Pipeline Corporation (“KPC”), Country Fair Inc. (“CFI”), Kwik-Fill Corporation (“K-FC”), and the banks party thereto and PNC Bank, National Association, as Agent.

99.1	Press Release of the Company dated April 20, 2005, with respect to the second fiscal quarter 2005 operating results.

99.2	Press Release of the Company dated April 20, 2005, with respect to the increase in the bank credit facility to $100 million.

99.3	Press Release of the Company dated April 21, 2005, with respect to additional information on Second Fiscal quarter 2005 operating results.

99.4	Letter from the independent registered public accounting firm addressed to the Commission stating that they agree with the statements made in response to Item 4.02.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 22, 2005	UNITED REFINING COMPANY

	By:	/s/ James E. Murphy
	Name:	James E. Murphy
	Title:	Chief Financial Officer